                                                                    EXHIBIT 10.2


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                        MARKETING SPECIALISTS CORPORATION



                             COMMON STOCK PURCHASE
                                   AGREEMENT






                           DATED AS OF MARCH 30, 2000










                        4,000,000 SHARES OF COMMON STOCK




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                                          TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----

1.       PURCHASE AND SALE OF COMMON STOCK........................................................................1
         1.01.    Authorization of Common Stock...................................................................1
         1.02.    Purchase Price and Closing......................................................................1
         1.03.    Use of Proceeds.................................................................................2

2.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY............................................................2
         2.01.    Organization, Standing and Power................................................................2
         2.02.    Authority.......................................................................................2
         2.03.    Enforceability..................................................................................2
         2.04.    Valid Issuance..................................................................................2
         2.05.    Capitalization..................................................................................3
         2.06.    No Violation....................................................................................3
         2.07.    Reports and Financial Statements................................................................3
         2.08.    Litigation......................................................................................3
         2.09.    Registration Rights Agreement...................................................................4

3.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASER..........................................................4
         3.01.    Authorization...................................................................................4
         3.02.    Purchase for Own Account........................................................................4
         3.03.    Disclosure of Information.......................................................................4
         3.04.    Investment Experience...........................................................................4
         3.05.    Accredited Investor Status......................................................................4
         3.06.    Restricted Securities...........................................................................5
         3.07.    Governmental Consents...........................................................................5
         3.08.    Further Limitations on Disposition..............................................................5
         3.09.    Legends.........................................................................................5

4.       CONDITIONS PRECEDENT TO THE PURCHASER'S OBLIGATIONS......................................................6
         4.01.    Representations and Warranties..................................................................6
         4.02.    Refinancing of Senior Credit Facility...........................................................6
         4.03.    Third Supplemental Indenture....................................................................6

5.       DEFINITIONS..............................................................................................6

6.       INDEMNIFICATION..........................................................................................8
         6.01.    General Indemnity...............................................................................8
         6.02.    Indemnification Procedure.......................................................................8
         6.03.    Indemnification Limitations.....................................................................9

7.       MISCELLANEOUS............................................................................................9
         7.01.    No Waiver; Cumulative Remedies..................................................................9
         7.02.    Amendments, Waivers and Consents................................................................9
         7.03.    Notices.........................................................................................9
         7.04.    Binding Effect; Assignment.....................................................................10
         7.05.    Survival of Representations and Warranties.....................................................10
         7.06.    Severability...................................................................................11



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
                                                                                                               PAGE
                                                                                                               ----

         7.07.    Governing Law..................................................................................11
         7.08.    Headings.......................................................................................11
         7.09.    Counterparts...................................................................................11
         7.10.    Closing Condition Waivers......................................................................11

                         COMMON STOCK PURCHASE AGREEMENT

         THIS COMMON STOCK PURCHASE AGREEMENT (this "Agreement") is dated this 30th day of March, 2000, by and between Marketing Specialists Corporation, a Delaware corporation (the "Company"), and MS Acquisition Limited, a Texas limited partnership (the "Purchaser").


                             PRELIMINARY STATEMENTS

         A. The Purchaser is a stockholder of the Company and desires to purchase additional shares of the Company's common stock, $0.01 par value per share (the "Common Stock"), directly from the Company, subject to the terms and conditions set forth herein.

         B. The Company desires to sell shares of Common Stock to the Purchaser, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing, the mutual promises and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                             STATEMENT OF AGREEMENT

1. PURCHASE AND SALE OF COMMON STOCK

         1.01. Authorization of Common Stock. The Company has authorized the issuance and sale of 4,000,000 shares (the "Shares") of its authorized but unissued shares of Common Stock, having the rights set forth in the Certificate of Incorporation of the Company.

1.02. Purchase Price and Closing. The Company agrees to issue and sell to the Purchaser, and in consideration of, and in express reliance upon, the representations, warranties, terms and conditions contained in, this Agreement, the Purchaser agrees to purchase the Shares at a purchase price of $2.50 per share, for an aggregate purchase price of $10,000,000. Subject to the terms and conditions contained herein, the closing of the purchase and sale of the Shares to be acquired by the Purchaser from the Company under this Agreement (the "Closing") shall take place at 9:00 a.m. (Dallas, Texas time) on the first business day following the day on which all the conditions contained in Section 4 of this Agreement shall have been satisfied or waived, or at such other time and date as the Purchaser and the Company may agree (the "Closing Date"), at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1700 Pacific Avenue, Suite 4100, Dallas, Texas 75201, or such other location as the parties mutually agree. At the Closing, the Company will deliver to the Purchaser a certificate of the Secretary or an Assistant Secretary of the Company, dated the Closing Date, (a) attesting to corporate action taken by the Company, including resolutions of the Board of Directors authorizing (i) the execution, delivery and performance by the Company of this Agreement and the Registration Rights Agreement and (ii) the issuance of the Shares, and (b) verifying that the Certificate of Incorporation of the Company and the Bylaws of the Company currently on file with the Commission are true,



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

correct and complete as of the Closing Date. As soon as practicable after the closing, but in any event not later than seven business days, the Company will deliver to the Purchaser certificates evidencing the Shares to be purchased by the Purchaser hereunder. At the Closing, Purchaser shall deliver $10,000,000 to the Company by wire transfer of immediately available funds.

         1.03. Use of Proceeds. The Company shall use the cash proceeds from the sale of the Shares for general corporate purposes including, without limitation, working capital and the financing of acquisitions.

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants to the Purchaser as follows:

         2.01. Organization, Standing and Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite power and authority to own or lease its properties and to carry on its business as presently conducted. There is no pending or, to the Company's knowledge, threatened proceeding for the dissolution, liquidation, insolvency or rehabilitation of the Company. The Company's operating subsidiaries are entities duly organized, validly existing and in good standing under the laws of each such subsidiary's state of organization, and each has the requisite power and authority to own or lease its properties and to carry on its business as presently conducted. There is no pending or, to the Company's knowledge, threatened proceeding for the dissolution, liquidation, insolvency or rehabilitation of any of the Company's operating subsidiaries.

         2.02. Authority. The Company has all requisite corporate power and authority to enter into this Agreement and the Registration Rights Agreement, to issue and sell the Shares and to carry out its obligations hereunder and under the Registration Rights Agreement.

         2.03. Enforceability. This Agreement and the Registration Rights Agreement have been duly executed and delivered by the Company and each constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as the same may be limited by the terms of this Agreement or by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.

         2.04. Valid Issuance. Upon consummation of the transactions contemplated hereby and the issuance and delivery of certificates representing the Shares to the Purchaser, the Shares will be validly issued, fully paid, non-assessable and free of preemptive rights or similar rights of stockholders of the Company and free and clear of any liens or other encumbrance.

         2.05. Capitalization. As of the date hereof, the authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, 4,000,000 shares of Restricted Common Stock and 1,000,000 shares of preferred stock. As of March 16, 2000, (i) 15,455,135 shares of Common Stock and 335,700 shares of Restricted Common Stock were validly issued and outstanding, fully paid and non-assessable, and (ii) no shares of preferred stock were issued or outstanding.



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         2.06. No Violation. The execution and delivery of this Agreement and the Registration Rights Agreement by the Company, the performance by the Company of its obligations hereunder and the consummation by the Company of the transactions contemplated by this Agreement and the Registration Rights Agreement will not (a) contravene any provision of the Certificate of Incorporation or By-laws of the Company, (b) violate or conflict with any material law, statute, ordinance, rule, regulation, decree, writ, injunction, judgment, ruling or order of any governmental authority or of any arbitration award which is either applicable to, binding upon, or enforceable against the Company, (c) conflict with, result in any breach of, or constitute a default under, or give rise to a right to terminate, amend, modify, abandon or accelerate, any material agreement which is applicable to, binding upon or enforceable against the Company, (d) result in or require the creation or imposition of any lien or other encumbrance upon or with respect to any of the material property or assets of the Company, (e) give to any individual or entity a right or claim against the Company, which would have a Material Adverse Effect on the Company; or (f) require the consent, approval, authorization or permit of, or filing with or notification to, any governmental authority, any court or tribunal or any other person, except (i) consent under the Amended and Restated Credit Facility dated August 18, 1999, as amended, among the Company, the lenders set forth on Schedule 1 thereto and First Union National Bank as agent for the lenders, which consent has been obtained, (ii) pursuant to the Exchange Act and the Securities Act and applicable inclusion requirements of any stock exchange on which the Common Stock is listed, (iii) filings required under the securities or blue sky laws of the various states or (iv) filings required under the HSR Act, if any (collectively, "Required Consents").

         2.07. Reports and Financial Statements. From January 1, 1997 to the date hereof, except where failure to have done so did not and would not have a Material Adverse Effect on the Company, the Company (including any predecessor entities) has filed all reports, registrations and statements, together with any required amendments thereto, that it was required to file with the Commission, including, but not limited to, Forms 10-K, Forms 10-Q, Forms 8-K and proxy statements (collectively, the "Company Reports"), copies of all of which have been delivered to the Purchaser. As of their respective dates (but taking into account any amendments filed prior to the date of this Agreement), the Company Reports complied in all material respects with all the rules and regulations promulgated by the Commission and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         2.08. Litigation. There is no action, suit or other legal or administrative proceeding or governmental investigation pending, or, to the knowledge of the Company, threatened, anticipated or contemplated against, by or affecting the Company which questions the validity or enforceability of this Agreement or the Registration Rights Agreement or the transactions contemplated hereby or thereby.

         2.09. Registration Rights Agreement. The Company acknowledges and agrees that the Shares will be eligible for registration pursuant to the terms of the Registration Rights Agreement by and among the Purchaser, the Company and certain other parties thereto.



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

3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         The Purchaser hereby represents and warrants to the Company as follows:

         3.01. Authorization. This Agreement constitutes the Purchaser's valid and legally binding obligation, enforceable in accordance with its terms except as may be limited by (a) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally, and (b) the effect of rules of law governing the availability of equitable remedies. The Purchaser represents that the Purchaser has full power and authority to enter into this Agreement.

         3.02. Purchase for Own Account. The Shares to be purchased by the Purchaser hereunder shall be acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof, and the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. The Purchaser represents that the Purchaser has not been formed for the specific purpose of acquiring the Shares.

         3.03. Disclosure of Information. The Purchaser has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Shares to be purchased under this Agreement. The Purchaser further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Purchaser or to which the Purchaser had access.

         3.04. Investment Experience. The Purchaser understands that the purchase of the Shares involves substantial risk. The Purchaser acknowledges that the Purchaser is able to fend for itself, can bear the economic risk of the Purchaser's investment in the Shares and has such knowledge and experience in financial or business matters that the Purchaser is capable of evaluating the merits and risks of this investment in the Shares and protecting its own interests in connection with this investment.

         3.05. Accredited Investor Status. The Purchaser is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

         3.06. Restricted Securities. The Purchaser understands that the Shares are characterized as "restricted securities" under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the Securities Act and applicable regulations thereunder such securities may be resold without registration under the Securities Act only in certain limited circumstances. Further, the Purchaser represents that the Purchaser is familiar with Rule 144 of the Commission, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Purchaser understands that the Company is under no obligation to register any of the securities sold hereunder except as provided in the Registration Rights Agreement.



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

         3.07. Governmental Consents. No filings are required to be made, or consents to be obtained, from any governmental authority to consummate the transactions contemplated hereby, including the filing of any notification required under the HSR Act.

         3.08. Further Limitations on Disposition. Without in any way limiting the representations set forth above, the Purchaser further agrees not to make any disposition of all or any portion of the Shares unless and until:

                  (a) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                  (b) the Purchaser shall have furnished the Company at the expense of the Purchaser or its transferee, with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the Securities Act or is in compliance with Rule 144 of the Securities Act.

Notwithstanding the provisions of subparagraphs (a) and (b) above, no such registration statement or opinion of counsel shall be required for any transfer of Shares to (A) a partner of the Purchaser, (B) a retired partner of the Purchaser who retires after the date hereof, or (C) the estate of any such partner; provided that in each of the foregoing cases the transferee agrees in writing to be subject to the terms of this Section 3 to the same extent as if the transferee were an original purchaser hereunder.

         3.09. Legends. It is understood that the certificates evidencing the Shares will bear the legends set forth below:

         (a) THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT, OR THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO IT AND ITS COUNSEL, THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

         (b) Any legend imposed or required by the applicable state securities laws, the Registration Rights Agreement or any other ancillary agreement.

4. CONDITIONS PRECEDENT TO THE PURCHASER'S OBLIGATIONS

         The obligation of the Purchaser to purchase the Shares is subject to the satisfaction by the Company, or waiver by the Purchaser, on or prior to the Closing Date, of the following conditions:

         4.01. Representations and Warranties. Each of the representations and warranties of the Company set forth in this Agreement that is qualified as to Material Adverse Effect or materiality shall be true and correct, and each of the representations and warranties of the



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

Company set forth in this Agreement not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except to the extent in either case that such representations and warranties speak as of another date).

         4.02. Refinancing of Senior Credit Facility. The Company shall have completed the Refinancing of its senior credit facility on terms satisfactory to the Purchaser in its sole discretion.

         4.03. Third Supplemental Indenture. The Company and the Trustee shall have executed and delivered the Third Supplemental Indenture, and the Amendments contained therein shall have become effective.

5. DEFINITIONS

         As used in this Agreement, the following terms shall have the following meanings:

         "Agreement" means this Common Stock Purchase Agreement, including all amendments, modifications and supplements thereto.

         "Amendments" shall mean the amendments to the Indenture described in the Consent Solicitation Statement.

         "Closing" shall have the meaning assigned to such term in Section 1.02.

         "Closing Date" shall have the meaning assigned to such term in Section 1.02.

         "Commission" means the Securities and Exchange Commission.

         "Common Stock" shall have the meaning assigned to such term in Preliminary Statement A.

         "Company" shall have the meaning assigned to such term in the introductory paragraph hereof.

         "Consent Solicitation Statement" shall mean that Consent Solicitation Statement, dated as of March 27, 2000, relating to the Company's 10 1/8% Senior Subordinated Notes due 2007.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

         "Indemnified Party" shall have the meaning assigned to such term in
Section 5.02.

         "Indenture" shall mean that certain Indenture, dated as of December 19, 1997, by and among Richmont Marketing Specialists Inc. (which merged with and into the Company in August 1999), the guarantor subsidiaries named therein and Chase Bank of Texas, National



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Association (f/k/a Texas Commerce Bank National Association), relating to the
Company's 10 1/8% Senior Subordinated Notes due 2007.

         "Material Adverse Effect" means any material adverse effect on (a) the business, assets, operations or financial condition of the Company and its subsidiaries, taken as a whole, (b) the ability of the Company to perform its obligations under this Agreement or the Registration Rights Agreement or (c) the binding nature, validity or enforceability of this Agreement or the Registration Rights Agreement.

         "Purchaser" shall have the meaning assigned to such term in the introductory paragraph hereof.

         "Refinancing" shall mean the refinancing of the Company's existing senior credit facility by entering into a Second Amended and Restated Credit Agreement among the Company and First Union National Bank, as agent and entering into a new revolving credit facility pursuant to a credit agreement among the Company, certain of its subsidiaries and The Chase Manhattan Bank, as agent.

         "Registration Rights Agreement" means the Registration Rights Agreement for the RMSI Stockholders, dated as of August 18, 1999, by and among the Company, the Purchaser and the other parties thereto.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Shares" shall have the meaning assigned to such term in Section 1.01.

         "Third Supplemental Indenture" shall mean the Third Supplemental Indenture by and among the Company, its subsidiaries and the Trustee, effecting the Amendments.

         "Trustee" shall mean Chase Bank of Texas, National Association, the trustee under the indenture governing the Company's 10 1/8% Senior Subordinated Notes due 2007.

6. INDEMNIFICATION

         6.01. General Indemnity. The Company agrees to indemnify and save harmless the Purchaser and its directors, officers, affiliates, successors and assigns from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) incurred by the Purchaser as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Company in this Agreement and in the Registration Rights Agreement. The Purchaser agrees to indemnify and save harmless the Company and its directors, officers, affiliates, successors and assigns from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) incurred by the Company as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Purchaser herein.

         6.02. Indemnification Procedure. Any party entitled to indemnification under this Section 5 (an "Indemnified Party") will give written notice to the indemnifying party of any



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claim with respect to which it seeks indemnification promptly after the discovery by such party of any matters giving rise to a claim for indemnification; provided that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 5 except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any action, proceeding or claim is brought against an Indemnified Party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of the Indemnified Party a conflict of interest between it and the indemnifying party may exist in respect of such action, proceeding or claim, to assume the defense thereof, with counsel reasonably satisfactory to the Indemnified Party. In the event that the indemnifying party advises an Indemnified Party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the Indemnified Party may, at its option, defend, settle or otherwise compromise or pay such action, proceeding or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the Indemnified Party's costs and expenses arising out of the defense, settlement or compromise of any such action, proceeding, claim or proceeding shall be losses subject to indemnification hereunder. The Indemnified Party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action, proceeding or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party which relates to such action, proceeding or claim. The indemnifying party shall keep the Indemnified Party fully informed at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action, proceeding or claim, then the Indemnified Party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. Anything in this Section 5 to the contrary notwithstanding, the indemnifying party shall not, without the Indemnified Party's prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the Indemnified Party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the Indemnified Party, a release from all liability in respect of such claim, proceeding or action. The indemnification required by this Section 5 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred. The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar right of the Indemnified Party against the indemnifying party or others, and (b) any liabilities the indemnifying party may be subject to pursuant to the law.

         6.03. Indemnification Limitations. Notwithstanding the foregoing, the Indemnified Party shall be entitled to make claims under Section 5.01 hereof only to the extent that the aggregate amount of losses arising from such claims does not exceed $5,000,000. Nothing contained in this Section 5.03 shall be construed to limit the indemnification obligations of the Company afforded to any holder of Shares under the Registration Rights Agreement or afforded



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

to any director or officer of the Company under its organizational documents, state law or otherwise.

7. MISCELLANEOUS

         7.01. No Waiver; Cumulative Remedies. No failure or delay on the part of any party to this Agreement or the Registration Rights Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy thereunder. The remedies therein provided are cumulative and not exclusive of any remedies provided by law.

         7.02. Amendments, Waivers and Consents. Any provisions in this Agreement to the contrary notwithstanding, and except as hereinafter provided, changes in, termination or amendments of or additions to this Agreement or the Registration Rights Agreement may be made, and compliance with any provision set forth herein may be omitted or waived, if the Company shall obtain consent thereto in writing from the Purchaser. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         7.03. Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally against written receipt or by facsimile transmission or mailed by prepaid first class mail, return receipt requested, or mailed by overnight courier prepaid to the parties at the following addresses or facsimile numbers.


         To the Company:               Marketing Specialists Corporation
                                       17855 N. Dallas Parkway, Suite 200
                                       Dallas, Texas 75287
                                       Attention: Nancy K. Jagielski
                                       Facsimile Number: 972-349-6448

                  With a copy to:      Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                       1700 Pacific Avenue, Suite 4100
                                       Dallas, Texas 75201
                                       Attention: Alan M. Utay
                                       Facsimile Number: 214-969-4343

         To the Purchaser:             MS Acquisition Limited
                                       17855 North Dallas Parkway
                                       Suite 200
                                       Dallas, Texas 75287
                                       Attention: Nick Bouras
                                       Fax: (972) 860-7584



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

                  With a copy to:      Skadden, Arps, Slate, Meagher & Flom LLP
                                       4 Times Square
                                       New York, New York 10036
                                       Attention: Eileen T. Nugent
                                       Fax: (212) 735-2000


All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section 6.03 be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section 6.03 be deemed given upon successful transmission,
(iii) if delivered by mail in the manner described above to the address as provided in this Section 6.03 be deemed given upon the earlier of the third business day following mailing or upon receipt and (iv) if delivered by overnight courier to the address as provided in this Section 6.03 be deemed given on the earlier of the first business day following the date sent by such overnight courier or upon receipt. Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

         7.04. Binding Effect; Assignment. Each of this Agreement and the Registration Rights Agreement shall be binding upon and inure to the benefit of each of the Company and the Purchaser and their respective heirs, successors and assigns, except that the Company shall not have the right to delegate its obligations hereunder.

         7.05. Survival of Representations and Warranties. All representations and warranties made in this Agreement, the Registration Rights Agreement, or any other instrument or document delivered in connection herewith or therewith, shall survive the execution and delivery hereof or thereof for a period of 12 months after the date hereof.

         7.06. Severability. The provisions of this Agreement, the Registration Rights Agreement and the terms of the Shares are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained in this Agreement, the Registration Rights Agreement or the terms of the Shares shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement or the Registration Rights Agreement or the terms of the Shares, but this Agreement and the Registration Rights Agreement and the terms of the Shares shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

         7.07. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

         7.08. Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

         7.09. Counterparts. This Agreement may be executed in any number of counterparts, each or which will be deemed an original, but all of which together will constitute one and the same instrument.

         7.10. Closing Condition Waivers. At any time prior to the Closing Date, any party hereto may (a) extend the time for the performance of any of the obligations or other acts of any other party hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, and (c) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party granting such waiver but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or future failure.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.


                                       MARKETING SPECIALISTS CORPORATION




                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------



                                       MS ACQUISITION LIMITED

                                       By: MS Acquisition Corp., its General
                                           Partner




                                           By:
                                              ----------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------




               [SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT]